Rydex|SGI Variable Funds SUMMARY PROSPECTUS

                                                                     May 1, 2010

                                                                        SERIES N
                                               (MANAGED ASSET ALLOCATION SERIES)

                                                                       art: logo

                                                                     RYDEX | SGI
                                                  SECURITY GLOBAL INVESTORS (SM)

--------------------------------------------------------------------------------

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, statement of additional information (SAI), annual report and other information about the fund online at https://www.securitybenefit.com/ProductDocs/SB/Prospectuses/VA_PDFs/
SBL/SBL_MAAN.pdf. You can also get this information at no cost by calling 1-800-888-2461 or by sending an e-mail to: sservices@sg-investors.com.

The fund's prospectus and SAI, each dated May 1, 2010, and the fund's most recent shareholder report are all incorporated by reference into this Summary Prospectus.
--------------------------------------------------------------------------------

                                                         WWW.SECURITYBENEFIT.COM
                           RYDEX DISTRIBUTORS, INC., SECURITY DISTRIBUTORS, INC.

SUMMAAN-0510 x0511

INVESTMENT OBJECTIVE -- Series N seeks a high level of total return.

FEES AND EXPENSES OF THE SERIES -- This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. The Series is available only through the purchase of such products. If such fees and expenses were reflected, the overall expenses would be higher.

     SHAREHOLDER FEES (fees paid directly from your investment)

---------------------------------------------------------------------- ---------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
of offering price)                                                          None
---------------------------------------------------------------------- ---------

     ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

--------------------------------------------------------------------------------
Management fees                                                           1.00%
Other expenses                                                            0.66%
Acquired fund fees and expenses                                           0.01%
TOTAL ANNUAL FUND OPERATING EXPENSES                                      1.67%
--------------------------------------------------------------------------------

     EXAMPLE. This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

     The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------
      1 YEAR           3 YEARS          5 YEARS          10 YEARS
       $170              $526             $907            $1,976
----------------------------------------------------------------------

     PORTFOLIO TURNOVER. The Series pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the Series' performance. During the most recent fiscal year, the Series' portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES -- Series N pursues its objective by investing, under normal market conditions, approximately 60% of its total assets in U.S. and foreign common stocks and 40% in fixed-income securities. The mix may vary over shorter time periods where the fixed income portion may range between 30-50% and the equity portion between 50-70%.

     Security Investors, LLC (the "Investment Manager") has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price") to provide investment advisory services to the Series as a Sub-Adviser. T. Rowe Price generally concentrates common stock investments in larger, established companies but may invest in small- and medium-sized companies with good growth prospects. The Series' exposure to smaller companies is not expected to be substantial and will not constitute more than 30% of the equity portion of the Series. Up to 35% of the equity portion of the Series may be invested in foreign (non-dollar-denominated) equity securities and emerging markets securities. The fixed income portion of the portfolio will be allocated as follows:

----------------------------------------------------------------- --------------
Investment Grade Securities                                             50-100%
High Yield Securities ("Junk Bonds")                                      0-30%
Foreign (Non-Dollar-Denominated) and Emerging Markets Securities          0-30%
Mortgage-Backed Securities                                                0-70%
Cash Reserves                                                             0-20%
----------------------------------------------------------------- --------------

     Bonds will be primarily investment-grade and chosen from across the entire government, municipal, corporate and mortgage-backed (including derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) bond market. Maturities and duration of the fixed income portion will reflect T. Rowe Price's outlook for interest rates, although the Series will focus primarily on fixed income securities with intermediate to long maturities. The Series may also invest in foreign stocks and bonds for diversification. Bank debt and loan participations and assignments may also be purchased. Cash reserves may consist of U.S dollar and non-U.S. dollar currencies.

     The precise mix of equity and fixed income will depend on T. Rowe Price's outlook for the markets. When deciding upon asset allocations within the prescribed limits, T. Rowe Price may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. Shifts between stocks and bonds will normally be done gradually and T. Rowe Price will not attempt to precisely "time" the market.

     Under normal conditions, T. Rowe Price will diversify the Series' foreign investments among at least three different countries. Some of the countries in which Series N may invest may be considered emerging markets.

     The Series may use derivative instruments, such as stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the portfolio's exposure to the securities markets. The Series may enter into foreign currency exchange contracts in connection with its foreign investments. To the extent the Series uses these derivative investments, it will be exposed to additional volatility and potential losses.

     The equity portion of the Series may include investments in convertible securities, preferred stock and warrants.

     The Series may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. Fixed income securities may be sold to adjust the Series' average maturity, duration, or credit quality or to shift assets into higher-yielding securities or different sectors.

     In pursuing the Series' investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction, or a favorable competitive development.

     The Series may also invest up to 25% of its total assets in T. Rowe Price Reserve Investment Fund, an internally managed money market fund of T. Rowe Price. The T. Rowe Price Reserve Investment Fund may be used to invest the cash reserves of the Series.

     Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Series purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Series' securities may change after they are purchased, and this may cause the amount of the Series' assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the Series during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

     Under adverse market conditions, the Series can make temporary defensive investments and may not be able to pursue its objective.

PRINCIPAL RISKS -- The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Series are listed below.

     CONVERTIBLE SECURITIES RISK. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Series could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

     CREDIT RISK. The Series could lose money if the issuer of a bond is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond.

     CURRENCY DERIVATIVE TRANSACTIONS RISK. Currency derivative instruments may involve special risks because they are difficult to value and typically are highly susceptible to credit and currency fluctuation risks and may be difficult to sell. Changes in foreign currency rates may fluctuate significantly over short periods of time.

     DERIVATIVES RISK. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including limited ability to enter into or unwind a position, imperfect correlations with underlying investments or the Series' other portfolio holdings, lack of availability and the risk that the counterparty may default on its obligations.

     EMERGING MARKETS RISK. Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed and developing countries.

     EQUITY SECURITIES RISK. Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A Series may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

     FOREIGN SECURITIES RISK. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

     GROWTH STOCKS RISK. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

     HIGH YIELD SECURITIES RISK. Higher yielding, high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

     INTEREST RATE RISK. Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series' securities and share prices to decline. Fixed income securities with longer durations are subject to more volatility than those with shorter durations.

     INVESTMENT IN INVESTMENT VEHICLES RISK. Investing in other investment vehicles subjects the Series to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Series will incur its pro rata share of the expenses of the underlying vehicles' expenses.

     LEVERAGE RISK. The Series' use of leverage may cause the Series to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.

     MARKET RISK. The market value of the securities held by the Series may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

     MORTGAGE-BACKED SECURITIES RISK. Investors in mortgage-backed securities receive payments that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

     PREPAYMENT RISK. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for loss when interest rates rise.

     RESTRICTED SECURITIES RISK. Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk, which may result in substantial losses to the Series.

     SENIOR LOANS RISK. Senior loans are subject to the risk that scheduled interest or principal payments will not be paid, and therefore, a Series investing in senior loans may not receive payments it is entitled to. In addition, a Series investing in Senior Loans may have to sell securities at lower prices than it otherwise would to meet cash needs or it may have to maintain a greater portion of its assets in cash equivalents than it otherwise would because of impairments and limited liquidity of the collateral supporting the senior loan, which could negatively affect the Series' performance.

     SMALLER COMPANIES RISK. The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.

     VALUE STOCKS RISK. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market or that their prices may go down. While a Series' investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds.

PERFORMANCE INFORMATION -- The following chart and table provide some indication of the risks of investing in the Series by showing changes in the Series' share performance from year to year and by showing how the Series' average annual returns for one, five, and ten years have compared to those of a broad measure of market performance and a group of indices with similar investment characteristics. As with all mutual funds, past performance is not necessarily an indication of how the Series will perform in the future.

     The performance figures do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased, and, if such fees and expenses were reflected, the performance figures would be lower. Shares of the Series are available only through the purchase of such products.


        Bar Chart
    2000        -0.9%
    2001        -5.1%
    2002        -9.6%
    2003        23.9%
    2004        10.7%
    2005         4.4%
    2006        12.1%
    2007         6.0%
    2008       -27.3%
    2009        25.7%

HIGHEST QUARTER RETURN
2Q 2009                14.43%

LOWEST QUARTER RETURN
4Q 2008               -14.56%


     AVERAGE ANNUAL TOTAL RETURNS (For the periods ended December 31, 2009)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                1 YEAR       5 YEARS       10 YEARS
Series N                                                                                        25.72%         2.55%          2.84%
S&P 500 Index
(reflects no deductions for fees, expenses, or taxes)                                           26.46%         0.42%         -0.95%
60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index
(reflects no deductions for fees, expenses, or taxes)                                           18.25%         2.24%          1.96%
------------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT OF THE SERIES --

     INVESTMENT MANAGER AND SUB-ADVISER. Security Investors, LLC (the "Investment Manager") serves as the investment manager of the Series. T. Rowe Price & Associates, Inc. serves as the Sub-Adviser to the Series.

     PORTFOLIO MANAGERS. Edmund M. "Ned" Notzon III, Ken Uematsu, Raymond Mills, Daniel Shackelford, Anna Dopkin, and Paul Karpers are primarily responsible for the day-to-day management of the Series, and each holds the title "Portfolio Manager" with the Sub-Adviser. They have managed the Series since May 1995 (Notzon), January 2009 (Uematsu), January 2000 (Mills), March 1999 (Shackelford), April 2007 (Dopkin), and August 2007 (Karpers).

PURCHASE AND SALE OF SERIES' SHARES -- Shares of the Series are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. Investors do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus for the variable annuity or variable life insurance contract for information on the allocation of premiums and transfers of accumulated value.

TAX INFORMATION -- Shares of the Series are owned by the insurance companies offering the variable annuity or variable life insurance contract. Please see the prospectus for the variable annuity or variable life insurance contract for information regarding the federal income tax treatment of the insurance contract.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES -- The Series and its related companies may pay financial intermediaries and financial representatives for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the financial intermediary or financial representative to recommend a variable annuity or variable life insurance contract and the Series over another investment. Ask your financial intermediary or financial representative or visit your financial intermediary's website for more information.

RYDEX | SGI
SECURITY GLOBAL INVESTORS (SM)
5801 SW 6th Avenue o Topeka, Kansas 66636-0001 o www.rydex-sgi.com RYDEX DISTRIBUTORS, INC.

SUMMAAN-0510 x0511